Healthcare Trust of America, Inc.

A Leading Owner of Medical Office Buildings

Patewood Memorial Campus Building B
Greenville, SC

Supplemental Operating and Financial Information

Second Quarter 2012

Healthcare Trust of America, Inc.
NYSE: HTA

Exhibit 99.2

Table of Contents

Company Overview
Company Information 3
Current Period Highlights 4
Company Snapshot and Financial Highlights 6
Financial Information
Condensed Consolidated Balance Sheets 7
Condensed Consolidated Statements of Operations 8
Funds From Operations (FFO), Normalized Funds From Operations (Normalized FFO)
and Normalized Funds Available for Distribution (Normalized FAD)
9
Net Operating Income and Same Property Data 10
Market Capitalization and Debt Composition 11
Year to Date and Historical Acquisition Activity 12
Portfolio Information
Portfolio Key Markets  and In House Property Management 13
Portfolio Diversification by Type and Campus Proximity 14
Portfolio Lease Expirations and Historical Occupancy 15
Twenty Largest Tenants 16
Reporting Definitions  17
Certain statements contained in this report constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements include, in particular, statements about our plans, strategies and prospects and estimates regarding future medical office market performance. Such statements are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Forward-
looking statements are generally identifiable by use of the terms such as “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,”
“plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential,” “pro forma” or the negative of such terms and other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements. Forward looking statements speak only as of the date made and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Any such forward-looking statements reflect our current views about future events, are subject to unknown risks, uncertainties, and other factors, and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide dividends to stockholders, and maintain the value of our real estate properties, may be significantly hindered. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.
Additional information concerning us and our business, including additional factors that could materially affect our financial results, is included herein and in our other filings with the SEC.
Forward-Looking Statements:

Senior Management
Scott D. Peters Kellie S. Pruitt
Chairman, Chief Executive Officer, Chief Financial Officer, Secretary,
and President and Treasurer
Mark D. Engstrom Amanda L. Houghton Robert A. Milligan
Executive Vice President- Executive Vice President- Director of Finance
Acquisitions Asset Management
Other Information
Corporate Headquarters Indianapolis Regional Office Charleston Regional Office
16435 North Scottsdale Road 201 N. Pennsylvania Parkway 463 King Street
Suite 320 Suite 201 Suite B
Scottsdale, AZ  85254 Indianapolis, IN  46280 Charleston, SC  29403
(480) 998-3478 (317) 550-2800 (843) 623-3751
Transfer Agent Financial Contact Investor Relations
DST Systems, Inc. Kellie S. Pruitt Robert A. Milligan
430 West 7th Street Chief Financial Officer Director of Finance
Kansas City, MO  64105 16435 North Scottsdale Road 16435 North Scottsdale Road
(888) 801-0107 Suite 320 Suite 320
Scottsdale, AZ  85254 Scottsdale, AZ  85254
(480) 258-6637 (480) 998-3478
Email: kelliepruitt@htareit.com Email: robertmilligan@htareit.com
Healthcare Trust of America,
Inc.
is a fully integrated, self-administered and self-managed real estate investment trust.  On June 6, 2012, HTA listed its common stock on the New York Stock Exchange (“NYSE”)
under the ticker symbol “HTA”. Since its formation in 2006, HTA has invested $2.5 billion in its portfolio comprised of 12.4 million square feet of gross leasable area (“GLA”). HTA’s portfolio is geographically diverse, with properties located in 26 states. With overall portfolio occupancy of ninety-one percent, fifty-six percent of
HTA’s annualized base rent comes from credit rated tenants. Ninety-six percent of HTA’s portfolio is strategically located on-campus or aligned with recognized healthcare systems.

Overview

Healthcare Trust of America
(HTA),
a publicly traded real estate investment trust, is a fully-integrated, leading owner of medical office buildings. HTA continues to take steps to maximize stockholder value and on June 6,
2012, HTA listed its common stock on the New York Stock Exchange (“NYSE”) under the ticker symbol “HTA.”
This listing on the NYSE was an important step for HTA which allows HTA to highlight, for the public capital markets and institutional investor community, its $2.5 billion in investments focused on medical office buildings and provides access to the public markets and a lower cost of capital.
Current Period Highlights
Subsequent Events
•
Normalized FFO: Increased $6.5 million, or 22.2%, to $35.7 million, or $0.16 per share, as compared to
2011. Normalized FFO excludes listing and transitional costs and represents our ongoing operations as a publicly traded REIT.
•
Normalized FAD: Increased $5.3 million, or 20.9% to $30.6 million, or $0.13 per share from $25.3 million, or $0.11 per share in 2011.
•
Normalized FFO Run Rate: Based upon the scheduled closing of the Rush transaction and the completion of the tender offer in the third quarter, combined with our ongoing G&A and interest savings, the run rate for normalized FFO is anticipated to be $0.16 per share on a quarterly basis and $0.64 on an annualized basis.
•
NOI: Increased by 11.2%, or $5.2 million to $51.5 million from $46.3 million in 2011. Same property cash NOI increased 2.7% compared to 2011.
•
Revenues: Total revenues increased by 12.0% to $76.3 million as compared to 2011.
•
Listing Shares on the NYSE: Listed the Company’s Class A common stock on the New York Stock
Exchange (“NYSE”) under the symbol “HTA” (the “Listing”).
•
Balance Sheet: As of June 30, 2012, the Company had total assets of $2.4 billion, cash and cash equivalents of $24.0 million, $575.0 million available on the unsecured revolving credit facility and a leverage ratio of total debt to total capitalization of 27.4%.
•
Paid down secured debt: The Company utilized proceeds from its $300.0 million unsecured term loan with an interest rate fixed at 2.95% per annum to repay four mortgage notes payable totaling $75.3 million with a weighted average interest rate of 6.0% per annum.
•
Occupancy & Tenant Retention: The occupancy rate of the Company’s portfolio remains stable at approximately 91% and its tenant retention for the quarter was 83%.
•
Transitioned Property Management: Transitioned 1.2 million square feet from third party property management companies to our in-house property management platform.
•
Credit Rated Tenants: Investment grade rated tenants as a percent of annualized base rent was 39% as of June 30, 2012 and 56% of the Company’s annualized base rent derived from tenants that have (or whose parent companies have) a credit rating from a nationally recognized rating agency.
•
Completed Tender Offer: Completed a $150.0 million tender offer on July 25, 2012 reducing the total outstanding shares to approximately 215 million.
•
Closed on 7-Year term loan: Closed on a $155.0 million term loan priced at LIBOR plus 200 bps and swapped $50.0 million of the principal to a fixed rate of 3.4% per annum at closing.  Should the remaining amount be swapped at the same rate, HTA’s weighted average borrowing cost would be reduced to 4.2%
from 5.05% per annum at the end of 2011.
•
Acquisitions: Entered into an agreement to purchase $54.0 million on-campus Rush MOB by converting existing mortgage note at 2010 cap rates.
•
Stock Repurchase Plan: Approved a stock repurchase program to purchase up to $100.0 million of the
Company’s Class A common stock over a 2-year period.

Healthcare Trust of America, Inc.

In House Property Management
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
12/31/2010
12/31/2011
6/30/2012
2012 (Year End)
In House managed RSF % (Single Tenant bldgs)
In House managed RSF % (Multi Tenant bldgs)

Current Period Highlights (continued)
HTA continues to roll out its in house property management platform to additional markets. The Company believes this platform allows it to improve tenant satisfaction and reduce fees. Today approximately 57% of total portfolio GLA is managed by HTA’s in house management platform compared to 31% as of December 31, 2010.
5
Acquisition Activity
Value Enhancement
Since September 2006, HTA has acquired more than $2.5 billion in properties based on purchase price. The majority of these assets were purchased during 2008, 2009 and 2010 when HTA was raising capital while other real estate investors were focusing internally on their balance sheets as a result of the economic downturn. This unique opportunity allowed HTA to assemble a portfolio that we believe would be difficult to re-create in today’s markets.
Since January 1, 2012, HTA has completed three new acquisitions and expanded one of its existing portfolios through the purchase of an additional medical office building for an aggregate purchase price of $214 million. The Company has also announced the pending acquisition of an additional MOB for $54 million.
•
Rush MOB (Oak Park, IL) - In July 2012, HTA announced it had reached an agreement to purchase the Rush
MOB for $54 million. The Rush MOB is a 135 thousand square foot, on-campus medical office building that is
100% leased to Rush University Medical Center (Rated A2).
•
Steward Health System MOB’s (Boston Area) - In March 2012, HTA announced the acquisition of 13 MOBs totaling approximately 372 thousand square feet, which are 100% leased to Steward Health System.  Total purchase price was $100 million.
•
Penn Ave (Pittsburgh, PA) - In March 2012, HTA acquired an approximately 558 thousand square foot office building aligned with Highmark/West Penn Allegheny Health System (Rated A) for approximately $54 million.
•
St John Providence MOB (Novi, MI) -  In January 2012, HTA acquired an approximately 203 thousand square foot, on-campus medical office building for $51 million.
•
Camp Creek MOB (Atlanta, GA) - In January 2012, HTA acquired an additional building on our Camp Creek campus for $9 million.

Healthcare Trust of America, Inc.

Building Type
(based on GLA)
Hospital
5%
Senior Care
5%
MOB
90%
MOB
Hospital
Senior Care

Presence in 26 States
(based on GLA)
GA 5%
Other
31%
NY 7%
FL 8%
PA 9%
SC 9%
IN 10%
TX 10%
AZ 11%

6

Company Snapshot & Financial Highlights
as of June 30, 2012
Gross real estate investments (billions) $2.5
Total buildings 264
Occupancy at June 30, 2012 91.0%
Portfolio lease renewal rate 83.1%
Total portfolio gross leasable area (GLA) (millions) 12.4
Investment grade tenants (based on annualized base rent) 39.3%
Credit rated tenants (based on annualized rent) 56.2%
% of portfolio on or adjacent to campus/affiliated 95.7%
Average remaining lease term for all buildings (years) 6.5
Average remaining lease term for single-tenant buildings (years) 8.0
Average remaining lease term for multi-tenant buildings (years) 5.6
Credit ratings Baa3/BBB-
Cash at June 30, 2012 (millions) $24.0
Total debt to undepreciated assets at June 30, 2012 31.3%
4.4%
(1) Includes the impact of interest rate derivative swaps.
Weighted average interest rate per annum on portfolio debt at June 30, 2012
(1)

Condensed Consolidated Balance Sheets
(unaudited and in thousands, except  share and per share data)
June 30, 2012 December 31, 2011
ASSETS
Real estate investments, net 2,001,932 1,806,471
Real estate notes receivable, net 20,000 57,459
Cash and cash equivalents 23,977 69,491
Accounts and other receivables, net 11,297                   12,658
Restricted cash and escrow deposits 16,649 16,718
Identified intangible assets, net 295,665 272,390
Other assets, net 67,347 56,442
Total assets 2,436,867 2,291,629
Liabilities:
Debt, net 859,318 639,149
Accounts payable and accrued
liabilities 59,217 47,801
Derivative financial instruments-interest rate swaps 6,998 1,792
Security deposits, prepaid rent and other liabilities 20,404 19,930
Identified intangible liabilities, net 12,284 11,832
Total liabilities 958,221 720,504
Commitments and Contingencies
Redeemable noncontrolling interest of limited partners 3,641 3,785
Stockholders' Equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized;
none issued and outstanding - -
Common stock, $0.01 par value; 1,000,000,000 shares authorized;
228,491,312 issued and outstanding as of December 31, 2011 - 2,284
Class A common stock, $0.01 par value; 700,000,000 shares -
authorized, 57,379,033 issued and outstanding as of June 30, 2012 573 -
Class B common stock, $0.01 par value; 300,000,000 shares
authorized, 171,845,262 issued and outstanding as of June 30, 2012 1,718 -
Additional paid-in capital 2,039,925 2,032,305
Accumulated deficit (567,211) (467,249)
Total stockholders' equity 1,475,005 1,567,340
2,436,867 2,291,629
LIABILITIES AND STOCKHOLDERS’ EQUITY
$
$
$
$
$
$
$
$
Total liabilities and  stockholders’ equity

Condensed Consolidated Statements of Operations
(unaudited and in thousands, except per share data)
Three Months Ended June 30, Six Months Ended June 30,
2012 2011 2012 2011
Revenue:
Rental income $                     74,953 $                66,426 $                  144,888 $                135,669
Interest income from mortgage notes receivable
and other income 1,308 1,648 2,616 3,297
Total revenue 76,261 68,074 147,504 138,966
Expenses:
Rental expenses 24,730 21,724 47,445 45,582
General and administrative expenses 4,908 5,331 10,915 10,668
Acquisition - related expenses 2,970 361 5,292 1,423
Depreciation and amortization 30,964 26,701 58,321 53,451
Listing expenses 12,544 - 12,544 -
Non-traded REIT expenses 1,704 1,424 3,847 3,395
Total expenses:
77,820 55,541 138,364 114,519
(Loss) income before other income (expense) (1,559) 12,533 9,140 24,447
Other income (expense):
Interest expense (including amortization of
deferred financing costs and debt premium/
discount):
Interest expense related to debt (10,498) (9,953) (20,731) (19,939)
Interest expense related to derivative financial
instruments and net change in fair value of
derivative financial instruments (5,434) (1,444) (6,234) (1,300)
Debt extinguishment costs (1,886) - (1,886) -
Interest and dividend income 63 26 91 144
Net (loss) income: $                    (19,314) $                  1,162 $                   (19,620) $                    3,352
Less: net income (loss) attributable to noncontrolling
interest of limited partners (8) 9 (16) (31)
Net loss (income) attributable to controlling interest $                    (19,322) $                  1,171 $                   (19,636) $                    3,321
Net (loss) income per share attributable to
controlling interest on distributed and
undistributed earnings-basic and diluted $                        (0.08) $                    0.01 $                       (0.09) $                      0.01
Weighted average number of shares outstanding
Basic 229,436 228,341 229,159 221,607
Diluted 229,436 228,801 229,159 222,067
Distributions declared per common share $ 0.17 $ 0.18 $ 0.35 $ 0.36

Three Months Ended June 30, Six Months Ended June 30,
2012 2011 2012 2011
Reconciliation of Net (Loss) Income to Funds From
Operations (FFO):
Net (loss) income (19,314) 1,162 (19,620) 3,352
Depreciation and amortization
Funds from operations (FFO) 11,650 27,863 38,701 56,803
Funds from operations (FFO) per share - basic
0.05 0.12 0.17 0.26
Funds from operations (FFO) per share - diluted
0.05 0.12 0.17 0.26
Reconciliation of Funds From Operations (FFO) to
Normalized Funds From Operations, excluding
non-recurring items:
FFO: 11,650 27,863 38,701 56,803
Add (Deduct):
Acquisition-related expenses 2,970 361 5,292 1,423
Net change in fair value of derivative
financial instruments 4,787 1,078 5,295 574
Listing expenses 12,544 - 12,544 -
Transitional expenses 1,704 1,704
Debt extinguishment costs 1,886 - 1,886 -
Other normalizing items 135 (111) 200 (1,417)
Normalized FFO excluding non-recurring items 35,676 29,191 65,622 57,383
Normalized FFO per share - basic 0.16 0.13 0.29 0.26
Normalized FFO per share - diluted 0.16 0.13 0.29 0.26
Three Months Ended June 30, Six Months Ended June 30,
2012 2011 2012 2011
Reconciliation of Normalized FFO to Normalized
Funds Available for
Distribution (FAD):
Normalized FFO excluding non-recurring items 35,676 29,191 65,622 57,383
Interest and dividend income (63) (26) (91) (144)
Non-cash compensation expense (20) 645 982 1,542
Straight-line rent adjustments, net (2,119) (2,131) (4,564) (4,221)
Amortization of acquired below- and above-market
leases 427 660 1,022 1,338
Deferred revenue - tenant improvement related (106) (157) (266) (574)
Amortization of interest rate contracts, loan
premiums and prepaid financings 953 707 1,646 1,634
Recurring capital expenditures, tenant improvements
and leasing commissions (4,116) (3,561) (5,873) (6,643)
Normalized FAD excluding non-recurring items
30,632
25,328 58,478 50,315
Normalized FAD per share - basic 0.13 0.11 0.26 0.23
Normalized FAD per share - diluted 0.13 0.11 0.25 0.23
Weighted average number of shares outstanding
Basic 229,436 228,341 229,159 221,607
Diluted 229,614 228,801 229,336 222,067
9
Funds From Operations (FFO),
(unaudited and in thousands, except per share data)
Normalized Funds From Operations (Normalized FFO)
& Normalized Funds Available for Distribution (Normalized FAD)
30,964 26,701
58,321
53,451
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$ $
$
$
$ $

Net Operating Income and Same Property Data

(unaudited and in thousands)
Three Months Ended June 30, Six Months Ended June 30,
Reconciliation of Net (Loss) income to
Net Operating Income (NOI):
Net (loss) income $                    (19,314) 1,162 $                   (19,620) $                    3,352
Add:
General and administrative expenses 4,908 5,331 10,915 10,668
Acquisition-related expenses 2,970 361 5,292 1,423
Depreciation and amortization 30,964 26,701 58,321 53,451
Listing expenses 12,544 - 12,544 -
Non-traded REIT expenses 1,704 1,424 3,847 3,395
Interest expense and net change in fair value
of derivative financial instruments 15,932 11,397 26,965 21,239
Debt extinguishment costs 1,886 - 1,886 -
Less:
Interest and dividend income 63 26 91 144
Net operating income (NOI): $                     51,531 $                46,350 $                  100,059 $                  93,384
NOI Growth 11.2% 7.1%
Reconciliation of Net Operating Income (NOI) to
Cash Net Operating Income (NOI):
Net operating income (NOI) $                     51,531 $                46,350 $                  100,059 $                  93,384
Straight-line rent adjustments, net (2,119) (2,131) (4,564) (4,221)
Amortization of acquired below- and above-market
leases 427 660 1,022 1,338
Other non-cash and normalizing items 370 (972) 233 (2,767)
Cash Net Operating Income (NOI): $                     50,209 $                43,907 $                    96,750 $                  87,734
Cash NOI Growth 14.4% 10.3%
Same Property Net Operating Income
Reconciliation
Same property cash revenue 63,839 62,939 126,242 127,423
Same property cash expense 20,651 20,880 40,799 42,754
Cash same property net operating income $                  43,188 $                42,059 $                    85,443 $                  84,669
Cash Same Property NOI Growth 2.7% 0.9%
$
2012 2011
2012 2011

Market Capitalization & Debt Composition
Market Capitalization
(unaudited and in thousands)
(1) Includes the impact of interest rate derivative swaps.
(2) Incorporates all available extension options.
(3) All interest rates are per annum rates.
(4) The $125,500 secured term loan excludes two 1-year extension options. The $300,000 unsecured term loan excludes a 1-year extension option.
Debt Composition
(3)
Fixed rate Variable Rate
Year Debt Rate Debt Rate Total Debt
2012
5.9% $               38,377 3.7%
2013 31,518 5.8% 125,500 (4) 3.1% 157,018
2014
13,393 6.4% - - 13,393
2015
72,625 4.1% - - 72,625
2016
104,696 6.0% 300,000 (4) 3.0% 404,696
Thereafter
167,336 6.1% - - 167,336
Subtotal/weighted average 5.9% $            463,877 3.1%
Discounts and premiums
2,535 - 2,535
Total $            463,877
Weighted Average Weighted Average
as of June 30, 2012 Amount Interest Rate
(1)
Maturity in Years
(2)
Secured Debt 559,318 Fixed Rate Debt $        395,441 5.9% 4.6
Unsecured Term Loans 300,000 Variable Rate Debt 463,877 3.1% 3.8
Unsecured Credit Facility - Total Debt $        859,318 4.4% 4.2
Total Debt 859,318
Equity Market Capitalization
Stock Price (as of June 29, 2012)
9.92
Shares Outstanding
229,224
Equity Market Capitalization 2,273,899
Total Capitalization 3,133,217
Total Undepreciated Assets 2,748,000
Total Debt / Total Capitalization 27.4%
Total Debt / Total Undepreciated
Assets 31.3%
Total Debt / Annualized Adjusted
EBITDA 4.7x
$
as of June 30, 2012
$
$
$
$
$
3,338 $
392,906 $
395,441
$
41,715
$
856,783
$
859,318 $

(1) Includes a net $37,135,000 mortgage loan receivable collateralized by the Rush medical office building, or Rush. We have entered into a put option agreement with the borrower of the loan receivable and in June 2012, the borrower exercised the put option and we effectively became the primary beneficiary of the building. As of June 30, 2012, we have consolidated the operations of Rush and expect to close on the acquisition  of Rush for $54,000,000 during the third quarter of 2012.
2012 Acquisition Activity
Property Date
Property Location Acquired Purchase Price GLA
St. John Providence MOB Novi, MI 1/13/2012 $           51,320,000 203,000
Camp Creek 3 Atlanta, GA 1/31/2012 8,867,000 30,000
Penn Avenue Place Pittsburgh, PA 3/1/2012 54,000,000 558,000
Steward Portfolio Boston, MA 3/29/2012 100,000,000 372,000
Total
$         214,187,000
1,163,000
Historical Acquisition Activity
Purchase Price % of Total GLA % of Total
2007 $         413,150,000 16.2% 2,240,000 18.1%
2008 542,976,000 21.3% 2,916,000 23.5%
2009 455,950,000 17.9% 2,250,000 18.2%
2010 802,148,000 31.5% 3,512,000 28.4%
2011 68,314,000 2.7% 306,000 2.4%
2012 214,187,000 8.4% 1,163,000 9.4%
Subtotal $      2,496,725,000 98.0% 12,387,000 100.0%
Mortgage notes receivable (1) 52,135,000 2.0% N/A N/A
Total $      2,548,860,000 100.0% 12,387,000 100.0%

Healthcare Trust of America, Inc.

Regional Asset Management Office
Portfolio Property

Midwest
Indianapolis, IN
GLA: 2.4mm SF
East
Charleston, SC
GLA: 6.1mm SF
South/
Southwest
Scottsdale, AZ
GLA: 3.9mm SF
Portfolio Key Markets & In House Property Management
as of June 30, 2012
In House Property Management & Regional Offices
Key Market Concentration
Market GLA % of Portfolio
Phoenix, AZ 1,152,000 9.3%
Pittsburgh, PA 978,000 7.9%
Greenville, SC 965,000 7.8%
Indianapolis, IN 820,000 6.6%
Albany, NY 741,000 6.0%
Houston, TX 692,000 5.6%
Atlanta, GA 574,000 4.6%
Dallas, TX 393,000 3.1%
Boston, MA 372,000 3.0%
Raleigh, NC 242,000 2.0%
Oklahoma City, OK 186,000 1.5%
Total key market concentration 7,115,000 57.4%

Portfolio Diversification & Campus Proximity
as of June 30, 2012
Portfolio Diversification by Type
Campus Proximity
# of Buildings GLA % of Total GLA
Number of
States
Medical office buildings:
Single-tenant, net lease
71 2,784,000
22.5%
9
Single-tenant, gross lease
4 215,000
1.7%
3
Multi-tenant, net lease
72 3,362,000
27.1%
20
Multi-tenant, gross lease
98 4,804,000
38.8%
15
Other facilities that serve the
healthcare industry:
Hospitals, single -tenant, net lease
10 641,000
5.2%
4
Seniors housing, single -tenant net
lease
9 581,000
4.7%
3
Total
264 12,387,000 100.0% 26
Year-Over-Year Comparison Sequential Quarter Comparison
June 30, 2012 June 30, 2011 June 30, 2012 March 31, 2012
On-campus / aligned 95.7% 95.2% 95.7% 95.7%
Off-campus 4.3% 4.8% 4.3% 4.3%
Total 100.0% 100.0% 100.0% 100.0%

Healthcare Trust of America, Inc.

100%
90%
80%
88.7%
89.5%
88.9%
90.7%
91.1%
91.0%
2007
2008
2009
2010
2011
2012 YTD

Tenant Lease Expirations
as of June 30, 2012
Historical Occupancy
Percent
Percent of Annualized of Total
Total Area Base Annualized
Number of GLA Represented Rent Under Base Rent
Year Ending Leases of Expiring by Expiring Expiring Represented by
December 31, Expiring Leases Leases Leases Expiring Leases
2012 231 591,000 5.2% $11,357,000 4.9%
2013 274 1,061,000 9.4% 20,788,000 9.1%
2014 209 964,000 8.6% 16,835,000 7.3%
2015 216 838,000 7.4% 17,490,000 7.6%
2016 188 1,056,000 9.4% 20,608,000 9.0%
2017 192 890,000 7.9% 18,588,000 8.1%
2018 122 757,000 6.7% 15,223,000 6.6%
2019 78 534,000 4.7% 11,681,000 5.1%
2020 80 463,000 4.2% 9,473,000 4.2%
2021 82 969,000 8.6% 17,807,000 7.8%
Thereafter 173 3,146,000 27.9% 69,615,000 30.3%
Total 1,845 11,269,000 100.0% $229,465,000 100.0%
Portfolio Lease Expirations & Historical Occupancy

Number Weighted Average Total
Percent
of
Annualized Percent of
of Remaining Credit Leased Leased Base Annualized
Tenant Buildings Lease Term Rating GLA GLA Rent Base Rent
Greenville Hospital System 16
11
A1
761,000
6.8% $13,297,000 5.8%
Highmark 2
9
A
573,000
5.1% 9,148,000 4.0%
Steward Health Care System 13
12
NR
372,000
3.3% 7,429,000 3.2%
Institute for Senior Living
of Florida
3
2
NR
355,000
3.2% 4,633,000 2.0%
Aurora Health Care 6
12
A
315,000
2.8% 6,684,000 2.9%
Indiana University Health 16
4
A1
309,000
2.7% 5,555,000 2.4%
Community Health Systems 7
6
B1
299,000
2.7% 6,459,000 2.8%
West Penn Allegheny
Health System
2
10
B2
275,000
2.4% 6,227,000 2.7%
Kindred Healthcare 4
6
B1
268,000
2.4% 7,581,000 3.3%
Deaconess Health System 6
11
NR
264,000
2.3% 3,885,000 1.7%
Select Medical Corp 6
10
B
261,000
2.3% 10,420,000 4.5%
Banner Health 12
3
AA-
233,000
2.1% 4,943,000 2.2%
Hospital Corp of America 7 4 B1     228,000 2.0% 5,019,000 2.2%
Cap Dist Phys Health Plan 2
4
NR
200,000
1.8% 3,031,000 1.3%
Southwest LTC 4 4 NR    155,000 1.4% 2,817,000 1.2%
Catholic Health Partners 7
2
A1
154,000
1.4% 2,267,000 1.0%
Wellmont Health System 11
10
BBB+
152,000
1.3% 2,466,000 1.1%
Sisters of Mercy Health System 2
14
Aa3
134,000
1.2% 3,594,000 1.6%
US Government 2
9
AA+
113,000
1.0% 2,760,000 1.2%
Ascension Health 3
7
Aa1
112,000
1.0% 2,710,000 1.2%
Total
131 5,533,000
49.2% $110,925,000 48.3%
Twenty Largest Tenants
as of June 30, 2012

Acquisition-Related Expenses:  Prior to 2009, acquisition-related expenses were capitalized and have historically been added back to FFO over time through depreciation; however, beginning in 2009, acquisition-related expenses related to business combinations are expensed.  We believe by excluding expensed acquisition-related expenses, Normalized FFO provides useful supplemental information that is comparable for our real estate investments.
Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (Adjusted EBITDA): Is presented on an assumed annualized basis. We define Adjusted EBITDA for HTA as net (loss) income attributable to controlling interest computed in accordance with GAAP plus interest, depreciation, amortization, stock based compensation, change in fair value of derivatives, acquisition expenses, debt extinguishment costs, and listing expenses. We consider Adjusted EBITDA an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.  The following is a reconciliation of our net income (loss)
attributable to controlling interest, the most directly comparable GAAP financial measure, to Adjusted EBITDA.
Annualized Base Rent: Annualized base rent is calculated by multiplying contractual base rent for June 2012 by 12 (but excluding the impact of renewals, future step-ups in rent, abatements, concessions, and straight-line rent).
Credit Ratings:  Credit ratings of our tenants or their parent companies.
Funds from Operations (FFO): We define FFO, a non-GAAP measure, as net income or loss computed in accordance with
GAAP, excluding gains or losses from sales of property and impairment write downs of depreciable assets, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. We present FFO because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions.
Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.
We compute FFO in accordance with the current standards established by the Board of Governors of the National Association of
Real Estate Investment Trusts, or NAREIT, which may differ from the methodology for calculating FFO utilized by other equity
REITs and, accordingly, may not be comparable to such other REITs. The NAREIT reporting guidance directs companies, for the computation of NAREIT FFO, to exclude impairments of depreciable real estate and impairments to investments in affiliates when write-downs are driven by measurable decreases in the fair value of depreciable real estate held by the affiliate. FFO does not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties. FFO should not be considered as an alternative to net income
(computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities
(computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay distributions.
17
Reporting Definitions
Three Months Ended
June 30, 2012
Adjusted EBITDA:
Net (loss) income attributable to controlling interest (19,322)
Add:
Depreciation and amortization 30,964
Interest expense, net 15,869
EBITDA 27,511
Acquisition -related expenses 2,970
Debt extinguishment costs 1,886
Listing expenses 12,544
Stock based compensation 505
Adjusted EBITDA 45,416
Adjusted EBITDA Annualized
181,664
$
$
$
$

Gross Leasable Area (GLA):  Gross leasable area (in square feet).
Gross Real Estate Investments:  Based on acquisition price and includes two portfolios of real estate notes receivable.
Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from HTA’s total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization, listing expenses, non-traded REIT expenses, interest expense and net change in the fair value of derivative financial instruments, debt extinguishment costs and interest and dividend income.  HTA believes that NOI provides an accurate measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, HTA believes that NOI is a widely accepted measure of comparative operating performance in the real estate community. However, HTA’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.
Net Operating Income (NOI) (Cash): NOI (Cash) is a non-GAAP financial measure that is defined as NOI excluding GAAP revenue items including straight line rent and adjustments recorded to reflect above and below market leases. We believe that
NOI (Cash) provides an accurate measure of the operating performance of our operating assets because NOI (Cash) excludes certain items that are not associated with management of the properties. Additionally, we believe that NOI (Cash) is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term NOI (Cash)
may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.
Normalized Funds Available for Distribution (Normalized FAD):  We define Normalized FAD as Normalized FFO excluding the impact of the following: amortization of acquired above/below market lease intangibles; amortization of deferred compensation expense; amortization of deferred financing costs; straight-line rents; and deferred revenues. Further, Normalized FAD is computed after deducting recurring capital expenditures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our Normalized FAD may not be comparable to those reported by other REITs.
Although our Normalized FAD computation may not be comparable to that of other REITs, management believes Normalized
FAD provides a meaningful supplemental measure of our ability to fund its ongoing dividend payments. In addition, management believes that in order to further understand and analyze our liquidity, Normalized FAD should be compared with cash flows as determined in accordance with GAAP and presented in its consolidated financial statements. Normalized FAD does not represent cash generated from operating activities determined in accordance with GAAP, and Normalized FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.
Normalized Funds from Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use normalized funds from operations, or Normalized FFO, which excludes from FFO acquisition-related expenses, net change in fair value of derivative financial instruments, listing expenses, transitional expenses, debt extinguishment costs, other normalizing items, the write-off of unamortized deferred financing costs or prepayment penalties and lease termination revenue . Normalized FFO should not be considered as an alternative to net income or to cash flows from operating activities and is not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs, including our ability to make distributions. Normalized
FFO should be reviewed in connection with other GAAP measurements.
Occupancy:  Occupancy represents the percentage of total gross leasable area that is leased and occupied, including month-to-
month leases and leases signed but not yet commenced, as of the date reported.
Off-Campus: A building or portfolio that is not located on or adjacent to key hospital based-campuses and is not aligned with recognized healthcare systems.

Reporting Definitions (continued)

On-Campus / Health System Aligned: On-campus refers to refer to a property that is located on or adjacent to (within ¼ mile) a healthcare system. Aligned refers to a property that is not on the campus of a healthcare system and located greater than ¼ mile from such a campus, but leased 50% or more to a healthcare system.
Recurring Capital Expenditures, Tenant Improvements, Leasing Commissions: Represents amounts paid for 1) recurring capital expenditures required to maintain and re-tenant our properties, 2) second generation tenant improvements, and 3) leasing commissions paid to third party leasing agents to secure new tenants.
Retention: Tenant Renewal Ratio is defined as the sum of the total GLA of tenants that renew an expiring lease over the total
GLA of expiring leases.
Same Property Cash Net Operating Income: To facilitate a comparison of NOI between periods, we calculate comparable amounts for a subset of our owned properties referred to as our “same properties.” Same property amounts are calculated as the amounts attributable to properties which have been owned and operated by us, and reported in our consolidated results, during the entire span of both periods compared. Therefore, any properties either acquired after the first day of the earlier comparison period or sold, contributed or otherwise removed from our consolidated financial statements before the last day of the later comparison period are excluded from same properties.

Reporting Definitions (continued)

St. John Providence MOB Novi, MI